






                                            FINANCIAL STATEMENTS INDEX

Qinnet.com, Inc.                                                                             Page


Annual Financial Statements

   Report of Independent Certified Public Accountants                                        F-2
   Balance Sheets as of March 31, 2000, December 31, 1999 and 1998                           F-3
   Statements of Operations and Comprehensive Income
     for the three months ended March 31, 2000, for the years ended December 31,
     1999 and 1998, and for the period May 31, 1989 (date of inception)

     to March 31, 2000                                                                       F-4
   Statement of Changes in Stockholders' Equity
     for the period from May 31, 1989 (date of inception)
       to March 31, 2000                                                                     F-5
   Statements of Cash Flows
     for the three months ended March 31, 2000, for the years ended December 31,
     1999 and 1998, and for the period May 31, 1989 (date of inception)

     to March 31, 2000                                                                       F-9
   Notes to Financial Statements                                                             F-10
Interim Financial Statements

   Independent Accountant's Report                                                           F-13
   Balance Sheets as of March 31, 2000 and 1999                                              F-14
   Statements of Operations and Comprehensive Income
     for the three months ended March 31, 2000 and 1999                                      F-15
   Statements of Cash Flows

     for the three months ended March 31, 2000 and 1999                                      F-16
   Notes to Financial Statements                                                             F-17

Internet Corporation of America

Annual Financial Statements

   Report of Independent Certified Public Accountants                                        F-21
   Balance Sheets as of  December 31, 1999 and 1998                                          F-22
   Statements of Operations and Comprehensive Income
     for the years ended December 31, 1999 and 1998                                          F-23
   Statement of Changes in Stockholders' Equity

     for the years ended December 31, 1999 and 1998                                          F-24
   Statements of Cash Flows

     for the years ended December 31, 1999 and 1998                                          F-25
   Notes to Financial Statements                                                             F-26
Interim Financial Statements

   Independent Accountant's Report                                                           F-27
   Balance Sheets as of March 31, 2000 and 1999                                              F-28
   Statements of Operations and Comprehensive Income
     for the three months ended March 31, 2000 and 1999                                      F-29
   Statements of Cash Flows

     for the three months ended March 31, 2000 and 1999                                      F-30
   Notes to Financial Statements                                                             F-31

Pro forma financial statements                                                               F-33
------------------------------

                                                                             F-1

S. W. HATFIELD, CPA
certified public accountants

Member:    American Institute of Certified Public Accountants
               SEC Practice Section
               Information Technology Section

           Texas Society of Certified Public Accountants

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Stockholders
Qinnet.Com, Inc.

    (formerly TeleSpace, Limited)

We have audited the accompanying balance sheets of Qinnet.Com, Inc. (formerly TeleSpace, Limited) (a Delaware corporation and a development stage company) as of March 31, 2000, December 31, 1999 and 1998 and the related statements of operations and comprehensive income, changes in stockholders' equity and cash flows for the three months ended March 31, 2000 and for each of the years ended December 31, 1999 and 1998 and for the period from May 31, 1989 (date of inception) through March 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Qinnet.Com, Inc. (formerly TeleSpace, Limited) (a development stage company) as of March 31, 2000, December 31, 1999 and 1998, and the results of its operations and its cash flows for the three months ended March 31, 2000 and each of the years ended December 31, 1999 and 1998 and for the period from May 31, 1989 (date of inception) through December 31, 1999, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, the Company has no viable operations or significant assets and is dependent upon significant shareholders to provide sufficient working capital to maintain the integrity of the corporate entity. These circumstances create substantial doubt about the Company's ability to continue as a going concern and are discussed in Note A. The financial statements do not contain any adjustments that might result from the outcome of these uncertainties.



                                               /s/  S. W. HATFIELD, CPA
                                                    -------------------
                                                    S. W. HATFIELD, CPA
Dallas, Texas
April 10, 2000

                      Use our past to assist your future sm

P. O. Box 820395                              9002 Green Oaks Circle, 2nd Floor
Dallas, Texas  75382-0395                              Dallas, Texas 75243-7212
214-342-9635 (voice)                                         (fax) 214-342-9601
800-244-0639                                                     SWHCPA@aol.com
                                     F-2




                                QINNET.COM , INC.
                          (formerly TeleSpace Limited)
                          (a development stage company)
                                 BALANCE SHEETS
                   March 31, 2000, December 31, 1999 and 1998



                                                            March 31,December 31,December 31,
                                                              2000        1999        1998
                                                            ---------------------------------

ASSETS

   Cash on hand and in bank                                  $ 50,000    $ 50,000    $   --
                                                             ========    ========    ========


LIABILITIES                                                  $   --      $   --      $   --
                                                             --------    --------    --------


STOCKHOLDERS' EQUITY Preferred stock - $0.00001 par value

     10,000,000 shares authorized; none
     issued and outstanding                                      --          --          --
   Common stock - $0.00001 par value
     50,000,000 shares authorized
     1,250,248 shares issued and outstanding                       13          13          13
   Additional paid-in capital                                  50,147      50,147      50,147
   Contributed capital                                          5,358       5,358       5,358
   Deficit accumulated during
     the development stage                                     (5,518)     (5,518)     (5,518)
                                                             --------    --------    --------

                                                               50,000      50,000      50,000
   Stock subscription receivable                                 --          --       (50,000)
                                                             --------    --------    --------

       Total stockholders' equity                              50,000      50,000        --
                                                             --------    --------    --------

TOTAL LIABILITIES AND

   STOCKHOLDERS' EQUITY                                      $ 50,000    $ 50,000    $   --
                                                             ========    ========    ========


The accompanying footnotes are an integral part of these financial statements.

                                QINNET.COM , INC.
                          (formerly TeleSpace Limited)
                          (a development stage company)
                          STATEMENTS OF OPERATIONS AND
                COMPREHENSIVE INCOME Three months ended March 31,
                  2000, Years ended December 31, 1999 and 1998

       Period from May 31, 1989 (date of inception) through June 30, 1999

                                                                     Period from
                                                                    May 31, 1989
                                                                      (date of
                                 Three months                         inception)
                                   ended     Year ended   Year ended   through
                                 March 31,   December 31, December 31, March 31,
                                   2000          1999        1998         2000
                                  ---------   ---------   ---------   ---------

Revenues                          $    --     $    --     $    --     $    --
                                  ---------   ---------   ---------   ---------

Expenses

   Rent and management fees            --          --          --         4,000
   Other expenses                      --          --          --         1,433
   Amortization of
     organization costs                --          --          --            85
                                  ---------   ---------   ---------   ---------

     Total expenses                    --          --          --         5,518
                                  ---------   ---------   ---------   ---------

Net Loss                               --          --          --        (5,518)

Other Comprehensive Income             --          --          --          --
                                  ---------   ---------   ---------   ---------

Comprehensive Loss                $    --     $    --     $    --     $  (5,518)
                                  =========   =========   =========   =========


Loss per weighted-average share
   of common stock outstanding
   computed on net loss - basic
   and fully diluted              nil         nil         nil               nil
                                  =========   =========   =========   =========

Weighted-average number of
   shares of common stock
   outstanding - basic and
   fully diluted                  1,250,498   1,250,498   1,250,498     568,090
                                  =========   =========   =========   =========



The accompanying footnotes are an integral part of these financial statements.




                                QINNET.COM , INC.
                          (formerly TeleSpace Limited)
                          (a development stage company)
                             STATEMENT OF CHANGES IN
                  STOCKHOLDERS' EQUITY Period from May 31, 1989
                   (date of inception) through March 31, 2000

                                                                                                          Deficit
                                                                                                         accumulated
                                                              Additional                   Stock          during the
                                               Common Stock   paid-in      Contributed   subscription    development
                                               ------------
                                   Shares      Amount         capital      capital       receivable       stage         Total
                                -----------   -----------    -----------   -----------   -------------   -----------    -----------

Issuance of stock at formation
   on May 31, 1989               16,000,000   $       160    $      --     $      --     $        --     $      --      $       160
Effect of one for seven reverse
   split on June 27, 1996       (13,714,000)         (137)           137          --              --            --             --
Effect of one for eight reverse
   split on July 29, 1999        (1,999,752)          (20)            20          --              --            --             --

Capital contributed to

   support development                 --            --             --           1,460            --            --            1,460

Net loss for the period                --            --             --            --              --          (1,545)        (1,545)
                                -----------   -----------    -----------   -----------   -------------   -----------    -----------

Balances at December 31, 1989       286,248             3            157         1,460            --          (1,545)            75

Capital contributed to

   support development                 --            --             --           1,700            --            --            1,700

Net loss for the year                  --            --             --            --              --          (1,717)        (1,717)
                                -----------   -----------    -----------   -----------   -------------   -----------    -----------

Balances at December 31, 1990       286,248   $         3    $       157   $     3,160   $        --     $    (3,262)   $        58
                                ===========   ===========    ===========   ===========   =============   ===========    ===========


                                  - Continued -

The accompanying footnotes are an integral part of these financial statements.




                                QINNET.COM , INC.
                          (formerly TeleSpace Limited)
                          (a development stage company)
                      STATEMENT OF CHANGES IN STOCKHOLDERS'
                   EQUITY- CONTINUED Period from May 31, 1989
                   (date of inception) through March 31, 2000

                                                                                                    Deficit
                                                                                                  accumulated
                                                          Additional                 Stock         during the
                                         Common Stock      paid-in  Contributed    subscription    development
                                         ------------
                                       Shares     Amount   capital   capital        receivable      stage      Total
                                      -------   -------   -------   -------        -------------   -------    -------

Balances at December 31, 1990         286,248   $     3   $   157   $ 3,160        $        --     $(3,262)   $    58

Capital contributed to

   support development                   --        --        --       1,298                 --        --        1,298

Net loss for the year                    --        --        --        --                   --      (1,315)    (1,315)
                                      -------   -------   -------   -------        -------------   -------    -------

Balances at December 31, 1991         286,248         3       157     4,458                 --      (4,577)        41

Capital contributed to

   support development                   --        --        --         900                 --        --          900

Net loss for the year                    --        --        --        --                   --        (941)      (941)
                                      -------   -------   -------   -------        -------------   -------    -------

Balances at December 31, 1992         286,248         3       157     5,358                 --      (5,518)      --

Net loss for the year                    --        --        --        --                   --        --         --
                                      -------   -------   -------   -------        -------------   -------    -------

Balances at December 31, 1993         286,248         3       157     5,358                 --      (5,518)      --

Net loss for the year                    --        --        --        --                   --        --         --
                                      -------   -------   -------   -------        -------------   -------    -------

Balances at December 31, 1994         286,248   $     3   $   157   $ 5,358        $        --     $(5,518)   $  --
                                      =======   =======   =======   =======        =============   =======    =======



                                  - Continued -

The accompanying footnotes are an integral part of these financial statements.



                                QINNET.COM , INC.
                          (formerly TeleSpace Limited)
                          (a development stage company)
                      STATEMENT OF CHANGES IN STOCKHOLDERS'
                   EQUITY- CONTINUED Period from May 31, 1989
                   (date of inception) through March 31, 2000

                                                                                                      Deficit
                                                                                                      accumulated
                                                               Additional                Stock        during the
                                         Common Stock           paid-in    Contributed  subscription  development
                                         ------------
                                     Shares       Amount       capital      capital     receivable     stage         Total
                                  ----------    ----------    ----------   ----------   ----------    ----------    -----------

Balances at December 31, 1994        286,248    $        3    $      157   $    5,358   $     --      $   (5,518)   $      --

Net loss for the year                   --            --            --           --           --            --             --
                                  ----------    ----------    ----------   ----------   ----------    ----------    -----------

Balances at December 31, 1995        286,248             3           157        5,358         --          (5,518)          --

Issuance of common stock
   to new majority stockholder     7,714,000            77        49,923         --        (50,000)         --             --
Effect of one for eight reverse
   split on July 29, 1999         (6,750,000)          (67)           67         --           --            --             --

Net loss for the year                   --            --            --           --           --            --             --
                                  ----------    ----------    ----------   ----------   ----------    ----------    -----------

Balances at December 31, 1996      1,250,248            13        50,147        5,358      (50,000)       (5,518)          --

Net loss for the year                   --            --            --           --           --            --             --
                                  ----------    ----------    ----------   ----------   ----------    ----------    -----------

Balances at December 31, 1997      1,250,248            13        50,147        5,358      (50,000)       (5,518)          --

Net loss for the year                   --            --            --           --           --            --             --
                                  ----------    ----------    ----------   ----------   ----------    ----------    -----------

Balances at December 31, 1998      1,250,248    $       13    $   50,147   $    5,358   $  (50,000)   $   (5,518)   $      --
                                  ==========    ==========    ==========   ==========   ==========    ==========    ===========



                                  - Continued -

The accompanying footnotes are an integral part of these financial statements.




                                QINNET.COM , INC.
                          (formerly TeleSpace Limited)
                          (a development stage company)
                      STATEMENT OF CHANGES IN STOCKHOLDERS'
                   EQUITY- CONTINUED Period from May 31, 1989
                   (date of inception) through March 31, 2000

                                                                                              Deficit
                                                                                              accumulated
                                                         Additional              Stock        during the
                                     Common Stock        paid-in    Contributed subscription  development
                                     ------------
                                 Shares       Amount     capital      capital   receivable     stage         Total
                                ---------   ---------   ---------   ---------   ---------    ---------    ---------

Balances at December 31, 1998   1,250,248   $      13   $  50,147   $   5,358   $ (50,000)   $  (5,518)   $    --

Collection of stock

   subscription receivable           --          --          --          --        50,000         --         50,000

Net loss for the period              --          --          --          --          --           --           --
                                ---------   ---------   ---------   ---------   ---------    ---------    ---------

Balances at December 31, 1999   1,250,248          13      50,147       5,358        --         (5,518)      50,000

Net loss for the period              --          --          --          --          --           --           --
                                ---------   ---------   ---------   ---------   ---------    ---------    ---------

Balances at March 31, 2000      1,250,248   $      13   $  50,147   $   5,358   $    --      $  (5,518)   $  50,000
                                =========   =========   =========   =========   =========    =========    =========





The accompanying footnotes are an integral part of these financial statements.



                                QINNET.COM , INC.
                          (formerly TeleSpace Limited)
                          (a development stage company)
                            STATEMENTS OF CASH FLOWS

                 Three months ended March 31, 2000, Years ended
                 December 31, 1999 and 1998 Period from May 31,
                 1989 (date of inception) through March 31, 2000

                                                                               Period from
                                                                               May 31, 1989
                                      Three months                           (date of inception)
                                        ended     Year ended    Year ended     through
                                       March 31,  December 31,  December 31,    March 31,
                                         2000      1999          1998             2000
                                        ------   --------       ------          --------

Cash Flows from Operating Activities

   Net loss for the period              $ --     $   --         $ --            $ (5,518)
   Adjustments to reconcile
     net loss to net cash
     provided by operating
     activities
       Payment of
         organization costs               --         --           --                 (85)
       Amortization of
         organizational costs             --         --           --                  85
                                        ------   --------       ------          --------

Net cash used in

   operating activities                   --         --           --              (5,518)
                                        ------   --------       ------          --------


Cash Flows from Investing Activities      --         --           --                --
                                        ------   --------       ------          --------


Cash Flows from Financing Activities

   Issuance of common stock               --         --           --                 160
   Collection of stock subscription
     receivable                           --       50,000         --              50,000
   Capital contributed to
     support development                  --         --           --               5,358
                                        ------   --------      ------           --------

Net cash provided by

   financing activities                   --       50,000        --                55,518
                                        ------   --------      ------            --------

Increase in Cash                          --       50,000        --                50,000

Cash at beginning of period               --         --          --                  --
                                        ------   --------      ------            --------

Cash at end of period                   $ --     $ 50,000      $ --              $ 50,000
                                        ======   ========      ======            ========

Supplemental Disclosure of
   Interest and Income Taxes Paid

     Interest paid for the period       $ --     $   --        $ --              $   --
                                        ======   ========      ======            ========
     Income taxes paid for the period   $ --     $   --        $ --              $   --
                                        ======   ========      ======            ========



The accompanying footnotes are an integral part of these financial statements.

                                QINNET.COM , INC.
                          (formerly TeleSpace Limited)
                          (a development stage company)

                          NOTES TO FINANCIAL STATEMENTS

NOTE A - Organization and Description of Business

Qinnet.com, Inc. (Company) was incorporated on May 31, 1989 as Specialistics, Inc. under the laws of the State of Delaware, as a wholly-owned subsidiary of Debbie Reynolds Hotel and Casino, Inc. (formerly Halter Venture Corporation), a publicly-owned corporation (DRHC). The Company has had no substantial operations or substantial assets since inception. The business purpose of the Company is to seek out and obtain a merger, acquisition or outright sale transaction whereby the Company's stockholders will benefit. The Company has not engaged in any negotiations from inception and has not undertaken any steps to initiate the search for a merger or acquisition candidate. In anticipation of various business combination transactions which did not reach completion, the Company changed its corporate name to Eastern Group International, Ltd. on July 18, 1996 and TeleSpace Limited on December 27, 1996, respectively.

The Company changed its corporate name to Qinnet.Com, Inc. on December 14, 1999.

In October 1992, DRHC divested itself of 100% of its holdings in the Company by distributing 100% of the issued and outstanding stock of the Company to DRHC stockholders. The then majority stockholder of DRHC became the majority stockholder of the Company. This stockholder then continued to maintain the corporate status of the Company and provides all nominal working capital support on the Company's behalf.

The Company has no assets or business operations through March 13, 2000. Accordingly, the Company is considered in the development stage and, as such, has generated no significant operating revenues and has incurred cumulative operating losses of approximately $5,500. Accordingly, the Company is fully dependent upon management and/or significant stockholders to provide sufficient working capital to preserve the integrity of the corporate entity during this phase. It is the intent of management and significant stockholders to provide sufficient working capital necessary to support and preserve the integrity of the corporate entity.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B - Summary of Significant Accounting Policies

1.   Cash and cash equivalent

     The Company considers all cash on hand and in banks, including accounts in book overdraft positions, certificates of deposit and other highly-liquid investments with maturities of three months or less, when purchased, to be cash and cash equivalents.

2.   Organization costs

     Organization costs were amortized over a five year period from inception using the straight-line basis.

                                QINNET.COM , INC.
                          (formerly TeleSpace Limited)
                          (a development stage company)

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE B - Summary of Significant Accounting Policies - Continued

3.   Income taxes

     For the period May 31, 1989 (date of inception) through December 31, 1990, the Company was included in the consolidated income tax return of DRHC. For the two years ended December 31, 1992 and 1991, respectively, the Company (and its parent, DRHC) were included in the consolidated income tax return of the Company's majority stockholder. As of December 31, 1993, the Company began filing its own separate federal income tax return. The Company has no net operating loss carryforwards available to offset financial statement or tax return taxable income in future periods.

4.   Loss per share

     Basic  earnings  (loss) per share is computed  by  dividing  the net income
     (loss) by the weighted-average number of shares of common stock and common stock equivalents (primarily outstanding options and warrants). Common stock equivalents represent the dilutive effect of the assumed exercise of the outstanding stock options and warrants, using the treasury stock method. The calculation of fully diluted earnings (loss) per share assumes the dilutive effect of the exercise of outstanding options and warrants at either the beginning of the respective period presented or the date of issuance, whichever is later. As of March 31, 2000, December 31, 1999 and 1998, the Company had no warrants and options outstanding which could be deemed to be dilutive.

NOTE C - Fair Value of Financial Instruments

The carrying amount of cash, accounts receivable, accounts payable and notes payable, as applicable, approximates fair value due to the short term nature of these items and/or the current interest rates payable in relation to current market conditions.

NOTE D - Related Party Transactions

For the period May 31, 1989 (date of inception) through September 30, 1992, DRHC provided office space and management services to the Company for a fee of $100 per month. Total expenses under this arrangement aggregated $4,000 for the total period.

NOTE E - Common Stock Transactions

On June 27, 1996, the Company's Board of Directors approved and effected a one for seven reverse stock split. Further, on July 29, 1999, the Company's Board of Directors approved and effected a one for eight reverse stock split. All issued and outstanding share and per share amounts reflect the cumulative effect of both reverse splits as of the first day of the first period presented.

                                QINNET.COM , INC.
                          (formerly TeleSpace Limited)
                          (a development stage company)

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE E - Common Stock Transactions - Continued

On November 27, 1996, the Company executed a Stock Purchase Agreement (Agreement) with Telespace, Ltd., a privately-owned corporation. The Agreement calls for Telespace, Ltd. to pay$50,000 for approximately 7,714,000 pre-reverse split shares of restricted, unregistered common stock to be utilized in facilitating a proposed reverse merger with a privately owned corporation. The use of the proceeds is intended to pay for various reorganization, recapitalization and other fees and expenses related to the change in ownership control and proposed acquisition transaction. This amount was satisfied in full on December 31, 1999

NOTE F - Merger Transactions

On July 1, 1999, the Company entered into a merger agreement with AmeriCom USA, Inc. (AmeriCom), a publicly-owned Delaware corporation, whereby the Company would exchange one share of its common stock for each issued and outstanding share of common stock of AmeriCom (approximately 33,265,756 shares). The Company would be the surviving entity of the merger transaction. Additionally, the Company would assume all obligations related to issued and outstanding stock options of AmeriCom and the AmeriCom Option Plan. This transaction did not consummate and the Company has no further obligations thereunder.

As of March 13, 2000, the Company has an agreement in principle to merge with Qinnet Holdings Corp. (a Washington State corporation), a privately-owned corporation controlled by the Company's controlling shareholder. As of this date, the proposed merger has not been completed. Due to common control and ownership of the two merging corporations, this transaction will be accounted for on an "as-if-pooled" basis in accordance with Interpretation #39 of Accounting Principles Board Opinion #16 whereby the combined financial statements of the merged entities will become the historical financial statements of the Company. In anticipation of this merger transaction, the Company changed its corporate name to Qinnet.com, Inc. on December 14, 1999.

S. W. HATFIELD, CPA
certified public accountants

Member:    American Institute of Certified Public Accountants
               SEC Practice Section
               Information Technology Section

           Texas Society of Certified Public Accountants

                         Independent Accountant's Report

Board of Directors and Shareholders
Qinnet.com, Inc.

We have reviewed the accompanying balance sheets of Qinnet.com, Inc. (a Delaware corporation) as of March 31, 2000 and 1999 and the accompanying statement of operations and comprehensive income and statement of cash flows for the three months ended March 31, 2000 and 1999. These financial statements are prepared in accordance with the instructions for Form 10-QSB, as issued by the U. S. Securities and Exchange Commission, and are the sole responsibility of the company's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression on an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying consolidated financial statements for them to be in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, the Company is dependent upon its majority shareholder to maintain the corporate status of the Company and to provide all nominal working capital support on the Company's behalf. Because of the Company's lack of operating assets, its continuance is fully dependent upon the majority shareholder's continuing support. This situation raises a substantial doubt about the Company's ability to continue as a going concern. The majority shareholder intends to continue the funding of nominal necessary expenses to sustain the corporate entity. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                                      /s/  S. W. HATFIELD, CPA
                                                           --------------------
                                                           S. W. HATFIELD, CPA
Dallas, Texas
April 13, 2000



P. O. Box 820395                               9002 Green Oaks Circle, 2nd Floor
Dallas, Texas  75382-0395                               Dallas, Texas 75243-7212
214-342-9635 (voice)                                          (fax) 214-342-9601
800-244-0639                                                     SWHCPA@aol.com
                                      F-13

                                Qinnet.com, Inc.
                          (formerly TeleSpace Limited)
                          (a development stage company)
                                 Balance Sheets
                             March 31, 2000 and 1999

                                   (Unaudited)

                                                           March 31, March 31,
                                                             2000      1999
                                                           --------- ---------

ASSETS

   Cash on hand and in bank                                $ 50,000    $   --
                                                           ========    ========


LIABILITIES                                                $   --      $   --
                                                           --------    --------


STOCKHOLDERS' EQUITY Preferred stock - $0.00001 par value

     10,000,000 shares authorized; none
     issued and outstanding                                    --          --
   Common stock - $0.00001 par value
     50,000,000 shares authorized
     1,250,248 shares issued and outstanding                     13          13
   Additional paid-in capital                                50,147      50,147
   Contributed capital                                        5,358       5,358
   Deficit accumulated during
     the development stage                                   (5,518)     (5,518)
                                                           --------    --------

                                                             50,000      50,000
   Stock subscription receivable                               --       (50,000)
                                                           --------    --------

       Total stockholders' equity                            50,000        --
                                                           --------    --------

TOTAL LIABILITIES AND

   STOCKHOLDERS' EQUITY                                    $ 50,000    $   --
                                                           ========    ========


The financial information included herein has been prepared by management without audit by independent certified public accountants. See accompanying accountants' review report. The accompanying notes are an integral part of these financial statements.

                                Qinnet.com, Inc.
                          (formerly TeleSpace Limited)
                          (a development stage company)
                Statements of Operations and Comprehensive Income
                   Three months ended March 31, 2000 and 1999
       Period from May 31, 1989 (date of inception) through June 30, 1999

                                   (Unaudited)

                                                             Period from
                                                             May 31, 1989
                                 Three months  Three months (date of inception)
                                   ended         ended       through
                                  March 31,    March 31,    March 31,
                                   2000         1999         2000


Revenues                          $    --     $    --       $    --
                                  ---------   ---------     ---------

Expenses

   Rent and management fees            --          --           4,000
   Other expenses                      --          --           1,433
   Amortization of
     organization costs                --          --              85
                                  ---------   ---------     ---------

     Total expenses                    --          --           5,518
                                  ---------   ---------     ---------

Net Loss                               --          --          (5,518)

Other Comprehensive Income             --          --            --
                                  ---------   ---------     ---------

Comprehensive Loss                $    --     $    --       $  (5,518)
                                  =========   =========     =========


Loss per weighted-average share
   of common stock outstanding
   computed on net loss - basic
   and fully diluted              nil         nil               nil
                                  =========   =========   =========

Weighted-average number of
   shares of common stock
   outstanding - basic and
   fully diluted                  1,250,498   1,250,498     568,090
                                  =========   =========   =========




The financial information included herein has been prepared by management without audit by independent certified public accountants. See accompanying accountants' review report. The accompanying notes are an integral part of these financial statements.




                                Qinnet.com, Inc.
                          (formerly TeleSpace Limited)
                          (a development stage company)
                            Statements of Cash Flows
                   Three months ended March 31, 2000 and 1999
       Period from May 31, 1989 (date of inception) through June 30, 1999

                                   (Unaudited)

                                                                              Period from
                                                                              May 31, 1989
                                               Three months   Three months  (date of inception)
                                                 ended          ended          through
                                                 March 31,    March 31,        March 31,
                                                   2000          1999             2000
                                                 --------       ------         --------

Cash Flows from Operating Activities

   Net loss for the period                       $   --         $ --           $ (5,518)
   Adjustments to reconcile net loss to
     net cash provided by operating activities
       Payment of organization costs                 --           --                (85)
       Amortization of organizational costs          --           --                 85
                                                 --------       ------         --------

Net cash used in operating activities                --           --             (5,518)
                                                 --------       ------         --------


Cash Flows from Investing Activities                 --           --               --
                                                 --------       ------         --------


Cash Flows from Financing Activities

   Issuance of common stock                          --           --                160
   Collection of stock subscription receivable     50,000         --             50,000
   Capital contributed to support development        --           --              5,358
                                                 --------       ------         --------

Net cash provided by financing activities          50,000         --             55,518
                                                 --------       ------         --------

Increase in Cash                                   50,000         --             50,000

Cash at beginning of period                          --           --               --
                                                 --------       ------         --------

Cash at end of period                            $ 50,000       $ --           $ 50,000
                                                 ========       ======         ========

Supplemental Disclosure of
   Interest and Income Taxes Paid

     Interest paid for the period                $   --         $ --           $   --
                                                 ========       ======         ========
     Income taxes paid for the period            $   --         $ --           $   --
                                                 ========       ======         ========



The financial information included herein has been prepared by management without audit by independent certified public accountants. See accompanying accountants' review report. The accompanying notes are an integral part of these financial statements.

                                Qinnet.com, Inc.
                          (formerly TeleSpace Limited)
                          (a development stage company)

                          Notes to Financial Statements

Note A - Organization and Description of Business

Qinnet.com, Inc. (Company) was incorporated on May 31, 1989 as Specialistics, Inc. under the laws of the State of Delaware, as a wholly-owned subsidiary of Debbie Reynolds Hotel and Casino, Inc. (formerly Halter Venture Corporation), a publicly-owned corporation (DRHC). The Company has had no substantial operations or substantial assets since inception. The business purpose of the Company is to seek out and obtain a merger, acquisition or outright sale transaction whereby the Company's stockholders will benefit. The Company has not engaged in any negotiations from inception and has not undertaken any steps to initiate the search for a merger or acquisition candidate. In anticipation of various business combination transactions which did not reach completion, the Company changed its corporate name to Eastern Group International, Ltd. on July 18, 1996 and TeleSpace Limited on December 27, 1996, respectively.

The Company changed its corporate name to Qinnet.Com, Inc. on December 14, 1999.

In October 1992, DRHC divested itself of 100% of its holdings in the Company by distributing 100% of the issued and outstanding stock of the Company to DRHC stockholders. The then majority stockholder of DRHC became the majority stockholder of the Company. This stockholder then continued to maintain the corporate status of the Company and provides all nominal working capital support on the Company's behalf.

The Company has no assets or business operations through March 13, 2000. Accordingly, the Company is considered in the development stage and, as such, has generated no significant operating revenues and has incurred cumulative operating losses of approximately $5,500. Accordingly, the Company is fully dependent upon management and/or significant stockholders to provide sufficient working capital to preserve the integrity of the corporate entity during this phase. It is the intent of management and significant stockholders to provide sufficient working capital necessary to support and preserve the integrity of the corporate entity.

During interim periods, the Company follows the accounting policies set forth in its annual financial statements accompanying this document. The information presented herein does not include all disclosures required by generally accepted accounting principles and the users of financial information provided for interim periods should refer to the annual financial information and footnotes contained in its Annual Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934 on Form 10-KSB when reviewing the interim financial results presented herein.

In the opinion of management, the accompanying interim financial statements, prepared in accordance with the instructions for Form 10-QSB, are unaudited and contain all material adjustments, consisting only of normal recurring adjustments necessary to present fairly the financial condition, results of operations and cash flows of the Company for the respective interim periods presented. The current period results of operations are not necessarily indicative of results which ultimately will be reported for the full fiscal year ending December 31, 2000.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                Qinnet.com, Inc.
                          (formerly TeleSpace Limited)
                          (a development stage company)

                    Notes to Financial Statements - Continued

Note B - Summary of Significant Accounting Policies

1.   Cash and cash equivalents

     The Company considers all cash on hand and in banks, including accounts in book overdraft positions, certificates of deposit and other highly-liquid investments with maturities of three months or less, when purchased, to be cash and cash equivalents.

2.   Organization costs

     Organization costs were amortized over a five year period from inception using the straight-line basis.

3.   Income taxes

     For the period May 31, 1989 (date of inception) through December 31, 1990, the Company was included in the consolidated income tax return of DRHC. For the two years ended December 31, 1992 and 1991, respectively, the Company (and its parent, DRHC) were included in the consolidated income tax return of the Company's majority stockholder. As of December 31, 1993, the Company began filing its own separate federal income tax return. The Company has no net operating loss carryforwards available to offset financial statement or tax return taxable income in future periods.

4.   Loss per share

     Basic  earnings  (loss) per share is computed  by  dividing  the net income
     (loss) by the weighted-average number of shares of common stock and common stock equivalents (primarily outstanding options and warrants). Common stock equivalents represent the dilutive effect of the assumed exercise of the outstanding stock options and warrants, using the treasury stock method. The calculation of fully diluted earnings (loss) per share assumes the dilutive effect of the exercise of outstanding options and warrants at either the beginning of the respective period presented or the date of issuance, whichever is later. As of March 31, 2000, December 31, 1999 and 1998, the Company had no warrants and options outstanding which could be deemed to be dilutive.

Note C - Fair Value of Financial Instruments

The carrying amount of cash, accounts receivable, accounts payable and notes payable, as applicable, approximates fair value due to the short term nature of these items and/or the current interest rates payable in relation to current market conditions.

Note D - Related Party Transactions

For the period May 31, 1989 (date of inception) through September 30, 1992, DRHC provided office space and management services to the Company for a fee of $100 per month. Total expenses under this arrangement aggregated $4,000 for the total period.

                                Qinnet.com, Inc.
                          (formerly TeleSpace Limited)
                          (a development stage company)

                    Notes to Financial Statements - Continued

Note E - Common Stock Transactions

On June 27, 1996, the Company's Board of Directors approved and effected a one for seven reverse stock split. Further, on July 29, 1999, the Company's Board of Directors approved and effected a one for eight reverse stock split. All issued and outstanding share and per share amounts reflect the cumulative effect of both reverse splits as of the first day of the first period presented.

On November 27, 1996, the Company executed a Stock Purchase Agreement (Agreement) with Telespace, Ltd., a privately-owned corporation. The Agreement calls for Telespace, Ltd. to pay$50,000 for approximately 7,714,000 pre-reverse split shares of restricted, unregistered common stock to be utilized in facilitating a proposed reverse merger with a privately owned corporation. The use of the proceeds is intended to pay for various reorganization, recapitalization and other fees and expenses related to the change in ownership control and proposed acquisition transaction. This amount was satisfied in full on December 31, 1999

Note F - Merger Transactions

On July 1, 1999, the Company entered into a merger agreement with AmeriCom USA, Inc. (AmeriCom), a publicly-owned Delaware corporation, whereby the Company would exchange one share of its common stock for each issued and outstanding share of common stock of AmeriCom (approximately 33,265,756 shares). The Company would be the surviving entity of the merger transaction. Additionally, the Company would assume all obligations related to issued and outstanding stock options of AmeriCom and the AmeriCom Option Plan. This transaction did not consummate and the Company has no further obligations thereunder.

As of March 13, 2000, the Company has an agreement in principle to merge with Qinnet Holdings Corp. (a Washington State corporation), a privately-owned corporation controlled by the Company's controlling shareholder. As of this date, the proposed merger has not been completed. Due to common control and ownership of the two merging corporations, this transaction will be accounted for on an "as-if-pooled" basis in accordance with Interpretation #39 of Accounting Principles Board Opinion #16 whereby the combined financial statements of the merged entities will become the historical financial statements of the Company. In anticipation of this merger transaction, the Company changed its corporate name to Qinnet.com, Inc. on December 14, 1999.

S. W. HATFIELD, CPA
certified public accountants

Member:    American Institute of Certified Public Accountants
               SEC Practice Section
               Information Technology Section

           Texas Society of Certified Public Accountants

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Stockholders
Internet Corporation of America

We have audited the accompanying balance sheets of Internet Corporation of America (a Delaware corporation and a wholly-owned subsidiary of Halter Capital Corporation) as of December 31, 1999 and 1998 and the related statements of operations and comprehensive income, changes in stockholders' equity and cash flows for each of the years then ended, respectively. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Internet Corporation of America as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the years then ended, respectively, in conformity with generally accepted accounting principles.

                                                       S. W. HATFIELD, CPA
Dallas, Texas

January 3, 2000 (except for Note E
as to which the date is January 12, 2000)





P. O. Box 820395                               9002 Green Oaks Circle, 2nd Floor
Dallas, Texas  75382-0395                               Dallas, Texas 75243-7212
214-342-9635 (voice)                                          (fax) 214-342-9601
800-244-0639                                                      SWHCPA@aol.com
                                      F-20




                         INTERNET CORPORATION OF AMERICA
            (a wholly-owned subsidiary of Halter Capital Corporation)
                                 BALANCE SHEETS
                           December 31, 1999 and 1998


                                                                     1999        1998
                                                                     -------    -------

                                     ASSETS

Current Assets

   Cash on hand and in bank                                          $  --      $    40
                                                                     -------    -------

Total Assets                                                         $  --      $    40
                                                                     =======    =======


                      LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities

   Due to parent company                                             $   205    $  --
                                                                     -------    -------


Commitments and Contingencies

Stockholder's Equity Common stock - $0.00001 par value

     100,000,000 shares authorized
     1,000,000 issued and outstanding                                     10         10
   Additional paid-in capital                                          1,090      1,090
   Accumulated deficit                                                (1,305)    (1,060)
                                                                     -------    -------

     Total stockholders' equity                                         (205)        40
                                                                     -------    -------

Total Liabilities and Stockholder's Equity                           $  --      $    40
                                                                     =======    =======


The accompanying notes are an integral part of these financial statements.

                         INTERNET CORPORATION OF AMERICA
            (a wholly-owned subsidiary of Halter Capital Corporation)
                          STATEMENTS OF OPERATIONS AND
                        COMPREHENSIVE INCOME Years ended
                           December 31, 1999 and 1998

                                             1999           1998
                                         -----------    -----------

Revenues                                 $      --      $      --
                                         -----------    -----------

Expenses

   General and administrative expenses           245            180
                                         -----------    -----------

Net Loss                                        (245)          (180)

Other Comprehensive Income                      --             --
                                         -----------    -----------

Comprehensive Income                     $      (245)   $      (180)
                                         ===========    ===========

Net loss per weighted-average
   share of common stock
   outstanding, calculated on
   Net Loss - basic and fully diluted            nil            nil
                                         ===========    ===========

Weighted-average number of shares
   of common stock outstanding             1,000,000      1,000,000
                                         ===========    ===========



The accompanying notes are an integral part of these financial statements.



                         INTERNET CORPORATION OF AMERICA
            (a wholly-owned subsidiary of Halter Capital Corporation)
            STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY Years ended
                           December 31, 1999 and 1998

                                                                       Additional
                                      Common Stock        paid-in     Accumulated
                                  ---------------------
                                    Shares     Amount     capital      deficit        Total
                                  ---------   ---------   ---------    ---------    ---------

Balances at January 1,

   1998, as reported                100,000   $       1   $     999    $    (880)   $     120

Effect of January 12, 2000
   10 for 1 forward stock spilt     900,000           9          (9)        --           --
                                  ---------   ---------   ---------    ---------    ---------

Balances at January 1, 1999,

   as restated                    1,000,000          10         990         (880)         120

Capital contributed by parent
   to support corporate entity         --          --           100         --            100

Net loss for the year                  --          --          --           (180)        (180)
                                  ---------   ---------   ---------    ---------    ---------

Balances at December 31, 1998     1,000,000          10       1,090       (1,060)          40

Net loss for the year                  --          --          --           (245)        --
                                  ---------   ---------   ---------    ---------    ---------

Balances at December 31, 1999     1,000,000   $      10   $   1,099    $  (1,305)   $    (205)
                                  =========   =========   =========    =========    =========





The accompanying notes are an integral part of these financial statements.

                         INTERNET CORPORATION OF AMERICA
            (a wholly-owned subsidiary of Halter Capital Corporation)
                            STATEMENTS OF CASH FLOWS
                     Years ended December 31, 1999 and 1998


                                                            1999     1998
                                                            -----    -----
Cash Flows from Operating Activities

   Net loss for the period                                  $(245)   $(180)
   Adjustments to reconcile net loss to
     net cash provided by operating activities               --       --
                                                            -----    -----

   Net cash used in operating activities                     (245)    (180)
                                                            -----    -----


Cash Flows from Investing Activities                         --       --
                                                            -----    -----


Cash Flows from Financing Activities

   Cash advanced by parent company                            205     --
   Cash contributed by parent to support corporate entity    --        100
                                                            -----    -----

   Net cash used in financing activities                      205      100
                                                            -----    -----

Decrease in Cash                                              (40)     (80)

Cash at beginning of period                                    40      120
                                                            -----    -----

Cash at end of period                                       $--      $  40
                                                            =====    =====

Supplemental Disclosure of
   Interest and Income Taxes Paid

     Interest paid for the period                           $--      $--
                                                            =====    =====
     Income taxes paid for the period                       $--      $--
                                                            =====    =====


The accompanying notes are an integral part of these financial statements.

                         INTERNET CORPORATION OF AMERICA
            (a wholly-owned subsidiary of Halter Capital Corporation)

                          NOTES TO FINANCIAL STATEMENTS

NOTE A - Organization and Description of Business

Internet Corporation of America (Company) was incorporated on August 23, 1995 under the laws of the State of Delaware as a wholly-owned subsidiary of Halter Capital Corporation.

The Company has never had any operations or assets since inception. The current business purpose of the Company is to seek out and obtain a merger, acquisition or outright sale transaction whereby the Company's stockholders will benefit. The Company is not engaged in any negotiations and has not undertaken any steps to initiate the search for a merger or acquisition candidate.

The Company is fully dependent upon its current management and/or significant stockholders to provide sufficient working capital to preserve the integrity of the corporate entity during this phase. It is the intent of management and significant stockholders to provide sufficient working capital necessary to support and preserve the integrity of the corporate entity.

The Company has a year end of December 31 and follows the accrual method of accounting.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B - Summary of Significant Accounting Policies

1.   Cash and cash equivalents

     The Company considers all cash on hand and in banks, including accounts in book overdraft positions, certificates of deposit and other highly-liquid investments with maturities of three months or less, when purchased, to be cash and cash equivalents.

2.   Income taxes

     The Company provides deferred income taxes, where material, based on the asset and liability method under the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". At December 31, 1999 and 1998, respectively, the deferred tax asset and deferred tax liability accounts, consisting solely of temporary differences in accumulated depreciation, were not material to the financial statements and no valuation allowance was provided against deferred tax assets.

     The Company files its income tax returns as a component of its parent company's consolidated tax return. Accordingly, all net operating losses are offset against the tax liabilities of the Company's parent. No net operating loss carryforwards exist as of December 31, 1999 and 1998, respectively.

                         INTERNET CORPORATION OF AMERICA
            (a wholly-owned subsidiary of Halter Capital Corporation)

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE B - Summary of Significant Accounting Policies - Continued

3.   Loss per share

     Basic  earnings  (loss) per share is computed  by  dividing  the net income
     (loss) by the weighted-average number of shares of common stock and common stock equivalents (primarily outstanding options and warrants). Common stock equivalents represent the dilutive effect of the assumed exercise of the outstanding stock options and warrants, using the treasury stock method. The calculation of fully diluted earnings (loss) per share assumes the dilutive effect of the exercise of outstanding options and warrants at either the beginning of the respective period presented or the date of issuance, whichever is later. As of December 31, 1999 and 1998, the Company has no warrants and/or options issued and outstanding.

NOTE C - Fair Value of Financial Instruments

The carrying amount of cash, accounts receivable, accounts payable and notes payable, as applicable, approximates fair value due to the short term nature of these items and/or the current interest rates payable in relation to current market conditions.

NOTE D - Related Party Transactions

As of December 31, the Company's parent company had advanced funds totaling approximately $205 for operating capital. The advances are due upon demand and are non-interest bearing.

NOTE E - Common Stock Transactions

On January 12, 2000, the Company filed a Certificate of Amendment to the Certificate of Incorporation with the State of Delaware to authorize the issuance of up to 100,000,000 shares of common stock at $0.00001 par value, to eliminate all references and authorization to issue Preferred Stock and to effect a ten (10) for one (1) forward stock split. The issued and outstanding shares of common stock shown in the accompanying financial statements reflect the effect of the forward stock split as if the split had occurred as of the beginning of the first period presented in the accompanying financial statements.

S. W. HATFIELD, CPA
certified public accountants

Member:    American Institute of Certified Public Accountants
               SEC Practice Section
               Information Technology Section

           Texas Society of Certified Public Accountants

                         Independent Accountant's Report

Board of Directors and Shareholders
Internet Corporation of America

We have reviewed the accompanying balance sheets of Internet Corporation of America (a Delaware corporation) as of March 31, 2000 and 1999 and the accompanying statement of operations and comprehensive income and statement of cash flows for the three months ended March 31, 2000 and 1999. These financial statements are prepared in accordance with the instructions for Form 10-QSB, as issued by the U. S. Securities and Exchange Commission, and are the sole responsibility of the company's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression on an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying consolidated financial statements for them to be in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, the Company is dependent upon its majority shareholder to maintain the corporate status of the Company and to provide all nominal working capital support on the Company's behalf. Because of the Company's lack of operating assets, its continuance is fully dependent upon the majority shareholder's continuing support. This situation raises a substantial doubt about the Company's ability to continue as a going concern. The majority shareholder intends to continue the funding of nominal necessary expenses to sustain the corporate entity. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                                      /s/  S. W. HATFIELD, CPA
                                                          ----------------------
                                                           S. W. HATFIELD, CPA
Dallas, Texas
April 13, 2000



P. O. Box 820395                               9002 Green Oaks Circle, 2nd Floor
Dallas, Texas  75382-0395                               Dallas, Texas 75243-7212
214-342-9635 (voice)                                          (fax) 214-342-9601
800-244-0639                                                      SWHCPA@aol.com
                                      F-27

                         Internet Corporation of America
                                 Balance Sheets
                             March 31, 2000 and 1999

                                                             (Unaudited)

                                                            March 31,  March 31,
                                                             2000        1999
                                                             -------    -------
                                     ASSETS

Current Assets

   Cash on hand and in bank                                  $  --      $  --
                                                             -------    -------

Total Assets                                                 $  --      $  --
                                                             =======    =======


                      LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities

   Due to former parent company                              $  --      $   205
                                                             -------    -------


Commitments and Contingencies

Stockholder's Equity Common stock - $0.00001 par value

     100,000,000 shares authorized
     1,000,000 issued and outstanding                             10         10
   Additional paid-in capital                                  2,323      1,090
   Accumulated deficit                                        (2,333)    (1,345)
                                                             -------    -------

     Total stockholders' equity                                 --         (205)
                                                             -------    -------

Total Liabilities and Stockholder's Equity                   $  --      $  --
                                                             =======    =======


The financial information included herein has been prepared by management without audit by independent certified public accountants. See accompanying accountants' review report. The accompanying notes are an integral part of these financial statements.

                         Internet Corporation of America
                Statements of Operations and Comprehensive Income
                   Three months ended March 31, 2000 and 1999

                                   (Unaudited)

                                         Three months   Three months
                                            ended          ended
                                          March 31,       March 31,
                                             2000           1999

Revenues                                 $      --      $      --
                                         -----------    -----------

Expenses

   General and administrative expenses         1,028            245
                                         -----------    -----------

Net Loss                                      (1,028)          (245)

Other Comprehensive Income                      --             --
                                         -----------    -----------

Comprehensive Income                     $    (1,028)   $      (245)
                                         ===========    ===========

Net loss per weighted-average
   share of common stock
   outstanding, calculated on
   Net Loss - basic and fully diluted            nil            nil
                                         ===========    ===========

Weighted-average number of shares
   of common stock outstanding             1,000,000      1,000,000
                                         ===========    ===========



The financial information included herein has been prepared by management without audit by independent certified public accountants. See accompanying accountants' review report. The accompanying notes are an integral part of these financial statements.




                         Internet Corporation of America
                            Statements of Cash Flows

                   Three months ended March 31, 2000 and 1999

                                   (Unaudited)

                                                         Three months Three months
                                                             ended       ended
                                                            March 31,   March 31,
                                                              2000       1999
                                                            -------    -------

Cash Flows from Operating Activities

   Net loss for the period                                  $(1,028)   $  (245)
   Adjustments to reconcile net loss to
     net cash provided by operating activities                 --         --
                                                            -------    -------

   Net cash used in operating activities                     (1,028)      (245)
                                                            -------    -------


Cash Flows from Investing Activities                           --         --
                                                            -------    -------


Cash Flows from Financing Activities

   Cash advanced by parent company                            1,028        205
   Cash contributed by parent to support corporate entity      --         --
                                                            -------    -------

   Net cash used in financing activities                      1,028        205
                                                            -------    -------

Decrease in Cash                                               --          (40)

Cash at beginning of period                                    --           40
                                                            -------    -------

Cash at end of period                                       $  --      $  --
                                                            =======    =======

Supplemental Disclosure of
   Interest and Income Taxes Paid

     Interest paid for the period                           $  --      $  --
                                                            =======    =======
     Income taxes paid for the period                       $  --      $  --
                                                            =======    =======

Supplemental Disclosure of Non-Cash
   Investing and Financing Activities

     Advances from former parent shareholder
       contributed as additional capital                    $ 1,233    $  --
                                                            =======    =======


The financial information included herein has been prepared by management without audit by independent certified public accountants. See accompanying accountants' review report. The accompanying notes are an integral part of these financial statements.

                         Internet Corporation of America

                          Notes to Financial Statements

NOTE A - Organization and Description of Business

Internet Corporation of America (Company) was incorporated on August 23, 1995 under the laws of the State of Delaware as a wholly-owned subsidiary of Halter Capital Corporation.

The Company has never had any operations or assets since inception. The current business purpose of the Company is to seek out and obtain a merger, acquisition or outright sale transaction whereby the Company's stockholders will benefit. The Company is not engaged in any negotiations and has not undertaken any steps to initiate the search for a merger or acquisition candidate. During April 1999, the Company experienced a change in control and became a wholly-owned subsidiary of Qinnet.com, Inc., a publicly-owned Delaware corporation.

The Company is fully dependent upon its current management and/or significant stockholders to provide sufficient working capital to preserve the integrity of the corporate entity during this phase. It is the intent of management and significant stockholders to provide sufficient working capital necessary to support and preserve the integrity of the corporate entity.

The Company has a year end of December 31 and follows the accrual method of accounting.

During interim periods, the Company follows the accounting policies set forth in its annual audited financial statements contained elsewhere in this document. The information presented herein does not include all disclosures required by generally accepted accounting principles and the users of financial information provided for interim periods should refer to the annual financial information and footnotes contained in its annual audited financial statements contained elsewhere in this document when reviewing the interim financial results presented herein.

In the opinion of management, the accompanying interim financial statements, prepared in accordance with the instructions for Form 10-QSB, are unaudited and contain all material adjustments, consisting only of normal recurring adjustments necessary to present fairly the financial condition, results of operations and cash flows of the Company for the respective interim periods presented. The current period results of operations are not necessarily indicative of results which ultimately will be reported for the full fiscal year ending December 31, 2000.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B - Summary of Significant Accounting Policies

1.   Cash and cash equivalents

     The Company considers all cash on hand and in banks, including accounts in book overdraft positions, certificates of deposit and other highly-liquid investments with maturities of three months or less, when purchased, to be cash and cash equivalents.

                         Internet Corporation of America

NOTE B - Summary of Significant Accounting Policies - Continued

2.   Income taxes

     The Company provides deferred income taxes, where material, based on the asset and liability method under the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". At March 31, 2000 and 1999, respectively, the deferred tax asset and deferred tax liability accounts, consisting solely of temporary differences in accumulated depreciation, were not material to the financial statements and no valuation allowance was provided against deferred tax assets.

     For periods through December 31, 1998,. the Company filed its income tax returns as a component of its former parent company's consolidated tax return. Accordingly, all net operating losses are offset against the tax liabilities of the Company's parent. For the year ended December 31, 1999, the Company filed a separate income tax return. Pursuant to Section 338 of the Internal Revenue Code, the Company will have no net operating loss carryforwards for use in future periods as a result of the change in control of the Company.

3.   Loss per share

     Basic  earnings  (loss) per share is computed  by  dividing  the net income
     (loss) by the weighted-average number of shares of common stock and common stock equivalents (primarily outstanding options and warrants). Common stock equivalents represent the dilutive effect of the assumed exercise of the outstanding stock options and warrants, using the treasury stock method. The calculation of fully diluted earnings (loss) per share assumes the dilutive effect of the exercise of outstanding options and warrants at either the beginning of the respective period presented or the date of issuance, whichever is later. As of March 31, 2000 and 1999, the Company has no warrants and/or options issued and outstanding.

NOTE C - Fair Value of Financial Instruments

The carrying amount of cash, accounts receivable, accounts payable and notes payable, as applicable, approximates fair value due to the short term nature of these items and/or the current interest rates payable in relation to current market conditions.

NOTE D - Related Party Transactions

As of March 31, 2000 and December 31, 1999, the Company's former parent company had advanced funds totaling approximately $1,233 for operating capital. These advances were forgiven on March 31, 2000 and recorded as additional paid-in capital in the accompanying financial statements.

NOTE E - Common Stock Transactions

On January 12, 2000, the Company filed a Certificate of Amendment to the Certificate of Incorporation with the State of Delaware to authorize the issuance of up to 100,000,000 shares of common stock at $0.00001 par value, to eliminate all references and authorization to issue Preferred Stock and to effect a ten (10) for one (1) forward stock split. The issued and outstanding shares of common stock shown in the accompanying financial statements reflect the effect of the forward stock split as if the split had occurred as of the beginning of the first period presented in the accompanying financial statements.

                                QINNET.COM, INC.

           INTRODUCTION TO PROFORMA CONSOLIDATED FINANCIAL INFORMATION
                                   (Unaudited)


On April 13, 2000, Qinnet.com, Inc. acquired 100% of the issued and outstanding common stock of Internet Corporation of America for $50,000 cash and the issuance of 50,000 shares of restricted, unregistered shares of Qinnet.com, Inc.'s common stock. This transaction made Internet Corporation of America a wholly-owned subsidiary of Qinnet.com, Inc.

This transaction was entered into under a Plan of Reorganization (Reorganization Agreement) by and between Internet Corporation of America and Qinnet.com, Inc. Upon the effectiveness of the Reorganization Agreement, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the U. S. Securities and Exchange Commission, Qinnet.com, Inc. became the successor issuer to Internet Corporation of America for reporting purposes under The Securities Exchange Act of 1934 ('34 Act) and elects to report under the '34 Act, effective April 14, 2000.

The Proforma Consolidated Balance Sheets as of December 31, 1999 and March 31, 2000 and the Proforma Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, 1999 and the three months ended March 31, 2000 present the consolidated results of continuing operations of Qinnet.com, Inc. and Internet Corporation of America.

The acquisition of Internet Corporation of America by Qinnet.com, Inc. is accounted for as a purchase in accordance with Accounting Principles Board Opinion #16, "Business Combinations".

These proforma statements include all material adjustments necessary to present proforma historical results of the above described transactions. The proforma information does not purport to be indicative of the financial position or the results of operations which would have actually been obtained if the acquisition transactions had actually been consummated on the dates indicated. In addition, the proforma financial information does not purport to be indicative of the financial position or results of operations that may be obtained in the future.

The proforma information has been prepared by Qinnet.com, Inc. and all calculations have been made by the Company based on assumptions deemed appropriate in the circumstances by the Company. Certain of these assumptions are set forth under the Notes to Proforma Consolidated Financial Information.

The proforma financial information should be read in conjunction with the historical Financial Statements and Notes thereto of Qinnet.com, Inc. and the historical Financial Statements and Notes thereto of Internet Corporation of America.



                                Qinnet.com, Inc.
                          (a development stage company)
                       Proforma Consolidated Balance Sheet
                                December 31, 1999


                                                    Internet
                                       Qinnet,com,  Corporation
                                         Inc.       of America  Adjustments Consolidated
                                        --------    --------    --------    --------

ASSETS

   Cash on hand and in bank             $ 50,000    $   --      $(50,000)   $   --
   Goodwill                                 --          --        50,000      50,000
                                        --------    --------    --------    --------

Total Assets                            $ 50,000    $   --      $   --      $ 50,000
                                        ========    ========    ========    ========


LIABILITIES

   Due to former parent company         $   --      $    205    $   --      $    205
                                        --------    --------    --------    --------

STOCKHOLDERS' EQUITY
   Common stock - $0.00001 par value
     50,000,000 shares authorized
     1,250,248 shares issued and
     outstanding                              13        --             1          14
   Common stock - $0.00001 par value
     100,000 shares authorized
     1,000,000 shares issued and
     outstanding                            --            10         (10)       --
   Additional paid-in capital             50,147       1,090      (1,091)     50,146
   Contributed capital                     5,358        --          --         5,358
   Accumulated deficit                    (5,518)     (1,305)      1,305      (5,518)
                                        --------    --------    --------    --------

       Total stockholders' equity         50,000        (205)        205      50,000
                                        --------    --------    --------    --------

TOTAL LIABILITIES AND

   STOCKHOLDERS' EQUITY                 $ 50,000    $   --      $   --      $ 50,000
                                        ========    ========    ========    ========


The accompanying notes to pro forma consolidated financial information are an integral part of these pro forma consolidated financial statements.




                                Qinnet.com, Inc.
                          (a development stage company)
     Proforma Consolidated Statements of Operations and Comprehensive Income
                          Year ended December 31, 1999


                                Qinnet,com,   Internet
                                   Inc.     Corporation
                                            of America   Adjustments  Consolidated
                                  ------   -----------    ----------   -----------

Revenues                          $ --     $      --      $     --     $      --
                                  ------   -----------    ----------   -----------

Expenses

   General and

     administrative expenses        --             245          --             245
                                  ------   -----------    ----------   -----------

     Total expenses                 --             245          --             245
                                  ------   -----------    ----------   -----------

Net Loss                            --            (245)         --            (245)

Other Comprehensive Income          --            --            --            --
                                  ------   -----------    ----------   -----------

Comprehensive Loss                $ --     $      (245)   $     --     $      (245)
                                  ======   ===========    ==========   ===========


Loss per weighted-average share
   of common stock outstanding
   computed on net loss - basic
   and fully diluted                 nil                                       nil
                                     ===                                       ===

Weighted-average number of
   shares of common stock
   outstanding - basic and
   fully diluted                   1,250,498                             1,300,498
                                  ==========                           ===========



The accompanying notes to pro forma consolidated financial information are an integral part of these pro forma consolidated financial statements.



                                Qinnet.com, Inc.
                          (a development stage company)
                       Proforma Consolidated Balance Sheet
                                 March 31, 2000


                                                      Internet
                                       Qinnet.com,  Corporation
                                          Inc.      of America  Adjustments  Consolidated
                                        --------    --------    --------     --------

ASSETS

   Cash on hand and in bank             $ 50,000    $   --      $(50,000)    $   --
   Goodwill                                 --          --        50,000       50,000
                                        --------    --------    --------     --------

Total Assets                            $ 50,000    $   --      $   --       $ 50,000
                                        ========    ========    ========     ========


LIABILITIES

   Due to former parent company         $   --      $   --      $   --       $   --
                                        --------    --------    --------     --------

STOCKHOLDERS' EQUITY
   Common stock - $0.00001 par value
     50,000,000 shares authorized
     1,250,248 shares issued and
     outstanding                              13        --             1           14
   Common stock - $0.00001 par value
     100,000 shares authorized
     1,000,000 shares issued and
     outstanding                            --            10         (10)        --
   Additional paid-in capital             50,147       2,323      (2,324)      50,146
   Contributed capital                     5,358        --          --          5,358
   Accumulated deficit                    (5,518)     (2,333)      2,333       (5,518)
                                        --------    --------    --------     --------

       Total stockholders' equity         50,000        --          --         50,000
                                        --------    --------    --------     --------

TOTAL LIABILITIES AND

   STOCKHOLDERS' EQUITY                 $ 50,000    $   --      $   --       $ 50,000
                                        ========    ========    ========     ========



The accompanying notes to pro forma consolidated financial information are an integral part of these pro forma consolidated financial statements.




                                Qinnet.com, Inc.
                          (a development stage company)
     Proforma Consolidated Statements of Operations and Comprehensive Income
                        Three months ended March 31, 2000

                                              Internet
                                 Qinnet.com,  Corporation
                                  Inc.        of America     Adjustments  Consolidated
                                 ------       -----------    ----------   -----------

Revenues                          $ --         $      --      $     --     $      --
                                  ------       -----------    ----------   -----------

Expenses

   General and

     administrative expenses        --               1,028          --           1,028
                                  ------       -----------    ----------   -----------

     Total expenses                 --               1,028          --           1,028
                                  ------       -----------    ----------   -----------

Net Loss                            --              (1,028)         --          (1,028)

Other Comprehensive Income          --                --            --            --
                                  ------       -----------    ----------   -----------

Comprehensive Loss                $ --         $    (1,028)   $     --     $    (1,028)
                                  ======       ===========    ==========   ===========


Loss per weighted-average share
   of common stock outstanding
   computed on net loss - basic
   and fully diluted                   nil                                         nil
                                       ===                                         ===

Weighted-average number of
   shares of common stock
   outstanding - basic and
   fully diluted                 1,250,498                                   1,300,498
                                 ==========                                ===========




The accompanying notes to pro forma consolidated financial information are an integral part of these pro forma consolidated financial statements.

                                QINNET.COM, INC.
              NOTES TO PROFORMA CONSOLIDATED FINANCIAL INFORMATION

                                   (Unaudited)


The Proforma Consolidated Balance Sheets as of December 31, 1999 and March 31, 2000 and the Proforma Consolidated Statements of Operations for the year ended December 31, 1999 and the three months ended March 31, 2000 are derived from the historical Balance Sheets and Statements of Operations of Qinnet.com, Inc. and the Balance Sheets and Statements of Operations of Internet Corporation of America.

The proforma information reflects the adjustments to record the acquisition of Internet Corporation of America on April 13, 2000. This transaction is recorded pursuant to the requirements of Accounting Principles Board Opinion #16, "Business Combinations", and is accounted for as a purchase.

The proforma information does not purport to be indicative of the financial position or the results of operations which would have actually been obtained if the acquisition transactions had actually been consummated on the dates indicated. In addition, the proforma financial information does not purport to be indicative of the financial position or results of operations that may be obtained in the future.

The proforma financial information should be read in conjunction with the historical Financial Statements and Notes thereto of Qinnet.com, Inc. and the historical Financial Statements and Notes thereto of Internet Corporation of America.

The footnotes depicted on the Proforma Consolidated Financial Information are described below:

(1) Payment of $50,000 cash and the Issuance of 50,000 shares of restricted, unregistered common stock of Qinnet.com, Inc. to acquire 100.0% of the issued and outstanding shares of Internet Corporation of America. The fair value of the consideration exchanged exceeded the fair value of the assets acquired by approximately $50,000.